SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 18, 2003
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                           GTECH Holdings Corporation
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                   1-11250                           05-0450121
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         (Commission file number)        (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-392-1000
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Item 5.           Other Events.
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                  This Report incorporates by reference the press release issued by GTECH on September 18, 2003, which is attached as Exhibit 99(a) hereto.



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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GTECH HOLDINGS CORPORATION


                                   By: /s/  William M. Pieri
                                       -----------------------------------------
                                       William M. Pieri
                                       Vice President and Treasurer

Dated:  September 18, 2003


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                                  Exhibit Index

Exhibit Number                            Description
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Exhibit 99(a)                             Press Release dated September 18, 2003